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Exhibit 10.13

THIRD AMENDMENT TO EMPLOYMENT AGREEMENT

        This Third Amendment to Employment Agreement (this "Amendment") is made effective as of March 29, 2007 by and between Liberty Media Corporation, a Delaware corporation (the "Company"), and John C. Malone ("Executive").

Recitals

        Tele-Communications, Inc. ("TCI") and Executive executed a Restated and Amended Employment Agreement dated as of November 1, 1992 (the "Original Agreement"). As of March 9, 1999, the Company assumed the Original Agreement. The Original Agreement was amended on March 9, 1999 and on January 1, 2003. The Original Agreement, as so amended, is referred to in this Amendment as the "Employment Agreement."

        The Company and Executive desire to further amend the Employment Agreement as set forth herein.

Agreement

        In consideration of the mutual covenants contained in this Amendment, and intending to be legally bound, the parties agree as follows:

        1.     Executive Benefit Plans; Use of Company Aircraft; Professional Services.    Section 7(c) of the Employment Agreement is hereby amended and restated in its entirety to read as follows:

          (c)   The Company will pay, or will reimburse Executive for, all fees and other costs incurred by Executive in obtaining professional advice or for any other purpose ("Qualified Expenses") provided that, effective January 1, 2007, the Value of all Executive Flights and the amount of Qualified Expenses paid or reimbursed by the Company will not exceed, in the aggregate, $1,000,000 per year."

        2.     Effect on Employment Agreement.    Except as amended by the preceding provisions of this Amendment, the Employment Agreement shall remain in full force and effect according to its terms.

        3.     Governing Law.    This Agreement shall be interpreted and construed under the internal laws of the State of Colorado, without reference to principles of conflict of laws.

        IN WITNESS WHEREOF, the parties have signed this Third Amendment to Employment Agreement to be effective as of the date first written above.

LIBERTY MEDIA CORPORATION

By:	/s/ CHARLES Y. TANABE Charles Y. Tanabe Executive Vice President

/s/ JOHN C. MALONE John C. Malone

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  Exhibit 10.13
THIRD AMENDMENT TO EMPLOYMENT AGREEMENT
Recitals
Agreement